EXHIBIT 10.99

                       ALOE AND HERBS INTERNATIONAL INC.



                            STOCK PURCHASE WARRANT

                                  granted to

                        CARRINGTON LABORATORIES, INC.



                              November 23, 1998

                              TABLE OF CONTENTS

                                                                       Page
                                                                       ----
  1.   Manner of Exercise; Issuance of Certificates; Payment for Shares . 1

  2.   Period of Exercise . . . . . . . . . . . . . . . . . . . . . . . . 2

  3.   Certain Representations and Agreements of the Company  . . . . . . 2
       (a)  Corporate Organization  . . . . . . . . . . . . . . . . . . . 2
       (b)  Authorized and Outstanding Capital Stock  . . . . . . . . . . 2
       (c)  Shares to be Fully Paid . . . . . . . . . . . . . . . . . . . 3
       (d)  Reservation of Shares . . . . . . . . . . . . . . . . . . . . 3
       (e)  Continued  Existence; Certain Actions Prohibited  . . . . . . 3
       (f)  Corporate Authority . . . . . . . . . . . . . . . . . . . . . 3
       (g)  Noncontravention  . . . . . . . . . . . . . . . . . . . . . . 3
       (h)  Governmental Approvals  . . . . . . . . . . . . . . . . . . . 4
       (I)  Registration  . . . . . . . . . . . . . . . . . . . . . . . . 4
       (j)  Financial Statements  . . . . . . . . . . . . . . . . . . . . 4
       (k)  Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
       (l)  Inspection  . . . . . . . . . . . . . . . . . . . . . . . . . 5
       (m)  Records . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
       (n)  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

  4.   Upward Adjustment in Exercise Price  . . . . . . . . . . . . . . . 5

  5.   Antidilution Provisions  . . . . . . . . . . . . . . . . . . . . . 6
       (a)  Stock Dividends; Subdivisions and Combinations  . . . . . . . 6
       (b)  Extraordinary Dividends and Distributions . . . . . . . . . . 6
       (c)  Issuance of Capital Stock . . . . . . . . . . . . . . . . . . 7
       (d)  Computation of Market Price . . . . . . . . . . . . . . . . . 7
       (e)  Record Date Adjustments . . . . . . . . . . . . . . . . . . . 7
       (f)  Minimum Adjustment of Exercise Price  . . . . . . . . . . . . 8
       (g)  Reorganization,  Reclassification,  Consolidation,  Merger,
            or Sale . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
       (h)  No Fractional Shares  . . . . . . . . . . . . . . . . . . . . 9
       (I)  Notice of Adjustment  . . . . . . . . . . . . . . . . . . . . 9
       (j)  Other Notices . . . . . . . . . . . . . . . . . . . . . . . . 9
       (k)  Certain Events  . . . . . . . . . . . . . . . . . . . . . .  10

  6.   Registration Rights  . . . . . . . . . . . . . . . . . . . . . .  10
       (a)  Right to Participate in Registrations . . . . . . . . . . .  10
       (b)  Registration Procedures . . . . . . . . . . . . . . . . . .  11
       (c)  Required Information  . . . . . . . . . . . . . . . . . . .  12
       (d)  Expenses of Registration  . . . . . . . . . . . . . . . . .  12
       (e)  Indemnification . . . . . . . . . . . . . . . . . . . . . .  12

  7.   Issue Tax  . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

  8.   Availability of Information  . . . . . . . . . . . . . . . . . .  12

  9.   No Rights or Liabilities as a Shareholder  . . . . . . . . . . .  13

  10.  Transfer, Exchange, and Replacement of Warrant . . . . . . . . .  13
       (a)  Transfer of Warrant . . . . . . . . . . . . . . . . . . . .  13
       (b)  Warrant Exchangeable for Different Denominations  . . . . .  13
       (c)  Replacement of Warrant  . . . . . . . . . . . . . . . . . .  13
       (d)  Cancellation; Payment of Expenses . . . . . . . . . . . . .  13
       (e)  Register  . . . . . . . . . . . . . . . . . . . . . . . . .  13
       (f)  Exercise or Transfer Without Registration . . . . . . . . .  14

  11.  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

  12.  GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . . . . .  14

  13.  Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . .  15
       (a)  Amendments  . . . . . . . . . . . . . . . . . . . . . . . .  15
       (b)  Descriptive Headings  . . . . . . . . . . . . . . . . . . .  15
       (c)  Successors and Assigns  . . . . . . . . . . . . . . . . . .  15
       (d)  Remedies  . . . . . . . . . . . . . . . . . . . . . . . . .  15
       (e)  Survival  . . . . . . . . . . . . . . . . . . . . . . . . .  15
       (f)  Closing of Books  . . . . . . . . . . . . . . . . . . . . .  15
       (g)  Amendments to Terms of Warrant Shares . . . . . . . . . . .  15

  THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 OR UNDER ANY SECURITIES OR BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES. NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD,
  ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR EXEMPTIONS FROM SUCH REGISTRATION. THIS WARRANT MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT, AND NO SALE, ASSIGNMENT, TRANSFER, OR OTHER DISPOSITION OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.


  No. W-001                                Right to Purchase 300,000 Shares


                            STOCK  PURCHASE WARRANT


       THIS CERTIFIES THAT, for value received, CARRINGTON LABORATORIES, INC., a Texas corporation, is entitled to purchase from ALOE AND HERBS INTERNATIONAL INC., a corporation organized under the laws of the Republic of Panama (the "Company"), at any time or from time to time during the period specified in Paragraph 2 hereof, THREE HUNDRED THOUSAND (300,000) fully paid and nonassessable shares of the Company's Capital Stock, par value U.S. $0.05 per share (the "Capital Stock"), at an exercise price per share of Sixty-Five Cents (U.S. $0.65) (such exercise price, as it may be adjusted hereunder, is herein called the "Exercise Price"). The term "Warrant Shares", as used herein, refers to the shares of Capital Stock purchasable hereunder. The Exercise Price will be adjusted upward on June 2, 2000 as provided in Paragraph 4 hereof, and the Warrant Shares and the Exercise Price are subject to further adjustment as provided in Paragraph 5 hereof. This Stock Purchase Warrant was originally issued in connection with a loan by the initial holder hereof to the Company in the amount of U.S. $300,000. The term "Warrants", as used herein, shall mean this Stock Purchase Warrant and all other Stock Purchase Warrants issued in connection with any transfer, exchange, or replacement thereof.

       This Warrant is subject to the following terms, provisions, and conditions:

       1. Manner of Exercise; Issuance of Certificates; Payment for Shares. Subject to the provisions hereof, this Warrant may be exercised by the holder hereof in whole or in part (but not as to a fractional
  Warrant Share). The holder hereof may exercise this Warrant by the surrender of this Warrant, together with a completed Exercise Agreement in the form attached hereto, to the Company during normal business hours on any business day at any of the Company's principal offices in the Republic of Panama, the Republic of Costa Rica, or St. Marys, West Virginia, U.S.A. (or such other office or agency of the Company as may be mutually agreed upon by the Company and the holder hereof), and upon payment to the Company in cash, by wire transfer or by bank check, in United States dollars, of the Exercise Price for the Warrant Shares specified in said Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or its designee as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement delivered, and payment made for such shares as aforesaid. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in said Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding five business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of said holder or such other name as shall be designated by said holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of said certificates, deliver to said holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised. The Company shall pay all taxes and other expenses and charges payable in connection with the preparation, execution, and delivery of stock certificates (and any new Warrants) pursuant to this Paragraph 1 except that, in case such stock certificates shall be registered in a name or names other than the holder of this Warrant, funds sufficient to pay all stock transfer taxes which shall be payable in connection with the execution and delivery of such stock certificates shall be paid by the holder hereof to the Company at the time of the delivery of such stock certificates by the Company as mentioned above.

       2. Period of Exercise. This Warrant is exercisable at any time or from time to time after November 23, 1998, and before 5:00 p.m., local time in Dallas, Texas, on November 24, 2003.

       3. Certain Representations and Agreements of the Company. The Company hereby represents and warrants to, and covenants and agrees with, each holder of this Warrant as follows:

            (a) Corporate Organization. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the Republic of Panama and has all requisite power and authority to own, lease, and operate its properties and to carry on its business as now being conducted. No actions or proceedings to dissolve the Company are pending or threatened. The Company has delivered to the initial holder of this Warrant accurate and complete copies of the Company's articles of incorporation and other charter documents as currently in effect and the stock records of the Company. Such records accurately reflect the stock ownership of the Company.

            (b) Authorized and Outstanding Capital Stock. The authorized capital stock of the Company consists of 15,000,000 shares of Capital Stock, par value U.S. $0.05 per share, of which 7,765,000 shares are issued and outstanding as of the date of this Warrant. All outstanding shares of Capital Stock have been validly issued and are fully paid and nonassessable. Except as set forth above and as provided in this Warrant, as of the date of this Warrant, there are outstanding (I) no shares of capital stock or other voting securities of the Company, (ii) no securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of the Company, (iii) no options or other rights to acquire from the Company, and no obligation of the Company to issue or sell, any shares of capital stock or other voting securities of the Company or any securities of the Company convertible into or exchangeable for such capital stock or voting securities, and (iv) no equity equivalents, interests in the ownership or earnings or other similar rights of or with respect to the Company.

            (c) Shares to be Fully Paid. All Warrant Shares will, upon issuance, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

            (d) Reservation of Shares. During the period within which this Warrant may be exercised (the "Exercise Period"), the Company will at all times have authorized, and reserved for the purpose of issue upon exercise of this Warrant, a sufficient number of shares of Capital Stock to provide for the exercise of this Warrant.

            (e) Continued Existence; Certain Actions Prohibited. During the Exercise Period, the Company and its subsidiaries will maintain in full force and effect their respective corporate existence and all rights and franchises that are necessary to carry on their respective businesses as then conducted. (I) The Company will not increase the par value of the shares of Capital Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Capital Stock so receivable, the Company will take all such corporate action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Capital Stock at such adjusted Exercise Price upon the exercise of this Warrant and (iii) the Company will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Capital Stock issuable after the action upon the exercise of this Warrant would exceed the total number of shares of Capital Stock then authorized by the Company's articles of incorporation or other charter documents and available for the purpose of issue upon such exercise.

            (f)  Corporate  Authority.    The  Company  has  full power and
       authority to execute, deliver, and perform this Warrant. The execution, delivery, and performance by the Company of this Warrant have been duly authorized by all necessary corporate action of the Company. This Warrant has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

            (g) Noncontravention. The execution, delivery and performance by the Company of this Warrant do not and will not (I) conflict with or result in a violation of any provision of the Company's articles of incorporation or other charter documents, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to a right of termination, cancellation, or acceleration under, or acquire any consent, approval, authorization or waiver of, or notice to, any party to, any bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties may be bound or any permit held by the Company or any of its subsidiaries, (iii) result in the creation or imposition of any encumbrance upon the properties of the Company or any of its subsidiaries or (iv) violate any applicable law binding upon the Company or any of its subsidiaries.

            (h) Governmental Approvals. No consent, approval, order, or authorization of, or declaration, filing, or registration with, any governmental authority is required to be obtained or made by the Company or any of its subsidiaries in connection with the execution, delivery, or performance by the Company of this Warrant.

            (i) Registration. If the issuance of any Warrant Shares required to be reserved for purposes of exercise of this Warrant requires registration with or approval of any governmental authority under any federal, state, local or other law, rule or regulation of the United States, the Republic of Panama or other country or any state or political subdivision of any such country (other than any registration under the United States Securities Act of 1933, as amended (the "Securities Act"), or under applicable securities or blue sky laws of any state of the United States, which registration is subject to Paragraph 6 hereof) or listing on any securities exchange or stock market, before such shares may be issued upon exercise of this Warrant, the Company will, at its expense, use its best efforts to cause such shares to be duly registered or approved, or listed on the relevant securities exchange or stock market, as the case may be, at such time, so that such shares may be issued in accordance with the terms hereof.

            (j) Financial Statements. During the Exercise Period, the Company will keep true and correct books of account and prepare financial statements in accordance with generally accepted accounting principles consistently applied and shall cause to be made available to the holder of this Warrant:

               (i) as soon as practicable and in any event within 30 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, consolidated statements of operations, stockholders equity and cash flows of the Company and its subsidiaries for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Company and its subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified by an authorized financial officer of the Company, subject to changes resulting from year-end adjustments; and

              (ii) as soon as practicable and in any event within 60 days after the end of each fiscal year, consolidating and consolidated statements of operations, stockholders equity and cash flows of the Company and its subsidiaries for such year, and consolidating and consolidated balance sheets of the Company and its subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and reasonably satisfactory in scope to the holder of this Warrant, and, as to the consolidated statements, certified to the Company by independent public accountants of recognized United States national standing selected by the Company and reasonably satisfactory to such holder.

            (k) Laws. During the Exercise Period, the Company and its subsidiaries will comply with all governmental statutes, regulations and orders, domestic and foreign, applicable to the Company and its subsidiaries, the noncompliance with which would have a material adverse effect on the business, condition (financial or otherwise), or operations of the Company and its subsidiaries taken as a whole or the ability of the Company to perform its obligations under this Warrant.

            (l) Inspection. Upon reasonable notice to the Company, at any reasonable time and from time to time during the Exercise Period, the Company will permit any representative designated by the holder of this Warrant to (I) visit and inspect any of the properties of the Company or its subsidiaries; (ii) examine the corporate and financial records of the Company and its subsidiaries and make copies thereof or extracts therefrom; and (iii) discuss the affairs, finances, and accounts of the Company and its subsidiaries with the directors, officers, key employees, and independent accountants of the Company and its subsidiaries (and the Company hereby authorizes all independent accountants employed by the Company and its subsidiaries to consult with and answer inquiries by such holder with respect to the financial condition and matters of the Company and its subsidiaries and with respect to any matters which have come to their attention concerning the Company and its subsidiaries during the course of their dealings with the Company and its subsidiaries).

            (m) Records. During the Exercise Period, the Company and its subsidiaries shall keep books and records of account in which full, true, and correct entries will be made of all dealings and transactions in relation to their respective businesses and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

            (n) Taxes. During the Exercise Period, the Company and its subsidiaries shall file all required tax returns (or requests for extensions of time to file such returns), reports, and requests for refunds on a timely basis and shall pay or discharge on a timely basis all taxes imposed on them or on any of their respective assets, income, or franchises.

       4. Upward Adjustment in Exercise Price. Effective as of 12:01 a.m., local time in Dallas, Texas, on June 2, 2000 (the "Adjustment Effective Time"), the Exercise Price shall be adjusted upward to an amount (which shall be rounded downward to the nearest whole cent) equal to the mathematical product of (x) the Exercise Price in effect immediately prior to the Adjustment Effective Time multiplied by (y)
  1.1538462. Such adjustment shall be effective for any exercise of this Warrant that occurs at or after the Adjustment Effective Time, and shall not apply to exercises prior to that time. Such adjustment shall not affect the number of Warrant Shares purchasable hereunder.

       5. Antidilution Provisions. The Exercise Price (including the Exercise Price as adjusted pursuant to Paragraph 4 hereof) shall be subject to adjustment from time to time as provided in this Paragraph 5. Upon each adjustment of the Exercise Price pursuant to this Paragraph 5, the holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the largest number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. For purposes of this Paragraph 5, the term "Capital Stock", as used herein, includes the Capital Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation which may be authorized in the future by the Company's articles of incorporation or other charter documents, provided that the shares purchasable pursuant to this Warrant shall include only shares of the class designated as capital stock of the Company as of the date of this Warrant, or shares resulting from any subdivision or combination of such capital stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Paragraph 5(g) hereof, the stock or other securities or property provided for in said Paragraph.

       (a) Stock Dividends; Subdivisions and Combinations. In case at any time the Company shall (I) pay a dividend or make a distribution on Capital Stock in Capital Stock, (ii) subdivide the outstanding shares of Capital Stock into a greater number of shares, or (iii) combine the outstanding shares of Capital Stock into a smaller number of shares, the Exercise Price in effect immediately prior thereto shall be adjusted proportionately so that the adjusted Exercise Price shall bear the same relation to the Exercise Price in effect immediately prior to such event as the total number of shares of Capital Stock outstanding immediately prior to such event shall bear to the total number of shares of Capital Stock outstanding immediately after such event. An adjustment made pursuant to this Paragraph 5(a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

       (b) Extraordinary Dividends and Distributions. In case at any time the Company shall pay a dividend or make a distribution to all holders of Capital Stock, as such, of shares of its stock (other than Capital Stock), evidences of its indebtedness, assets (excluding dividends or distributions payable in cash out of earnings or earned surplus), or rights, options, or warrants to subscribe for or purchase such shares, evidences of indebtedness, or assets, then in each such case the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the record date mentioned below by a fraction, the numerator of which shall be the total number of shares of Capital Stock outstanding on such record date multiplied by the market price per share of Capital Stock (determined as provided in Paragraph 5(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company) as of such record date of such shares of stock, evidences of indebtedness, assets, or rights, options, or warrants so paid or distributed, and the denominator of which shall be the total number of shares of Capital Stock outstanding on such record date multiplied by the market price per share of Capital Stock (determined as provided in Paragraph 5(d) hereof) on such record date. Such adjustment shall be made whenever such dividend is paid or such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution.

       (c) Issuance of Capital Stock. If and whenever the Company shall issue or sell any shares of Capital Stock (the "Dilutive Capital Stock") for a consideration per share less than the Exercise Price in effect immediately prior to the date of issuance or sale of the Dilutive Capital Stock, the Exercise Price shall be adjusted to equal the consideration per share received by the Company for the Dilutive Capital Stock.

       (d) Computation of Market Price. For the purpose of any computation under Paragraph 5(b) hereof, the market price of the security in question on any day shall be deemed to be the average of the last reported sale prices for the security for the 20 consecutive Trading Days (as defined below) commencing 20 Trading Days before the day in question. The last reported sale price for each day shall be (I) the last reported sale price of the security on the Nasdaq National Market, the Nasdaq Small Cap Issuer Market or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or
  (ii) if not quoted as described in clause (I) above, the mean between the high bid and low asked quotations for the security as reported by the National Quotation Bureau, Inc. if at least two securities dealers have inserted both bid and asked quotations for such security on at least 10 of such 20 consecutive Trading Days, or (iii) if the security is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of such class of security on the principal securities exchange on which such class of security is listed or admitted to trading. If the security is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the last reported sale price shall be determined in the manner set forth in clause (ii) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (iii) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the last reported sale price of the security on any day or the average of such last reported sale prices for any period shall be the fair market value of such security as determined, at the sole expense of the Company, by a member firm of the New York Stock Exchange mutually selected by the Company and the holder of this Warrant. If the fair market value is determined pursuant to the immediately preceding sentence, such value shall continue to be used by the Company and the holder for all purposes of this Paragraph 5(d) for the immediately succeeding 90-day period; provided, however, the use of such value during such 90-day period shall immediately cease if either (I) the market price of such security can be determined in the manner contemplated by the first three sentences of this Paragraph 5(d) or (ii) the Company is unable to provide the holder with an officer's certificate to the effect that there has been no change within the elapsed portion of such 90-day period in the condition of the Company, financial or otherwise, that would materially affect the market value of the applicable security. The term "Trading Days", as used herein, means (I) if the security is quoted on the Nasdaq National Market or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system, or (ii) if the security is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

       (e) Record Date Adjustments. In any case in which this Paragraph 5 requires that a downward adjustment of the Exercise Price shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (I) issuing to the holder of this Warrant exercised after such record date and before the occurrence of such event the additional Warrant Shares issuable upon such exercise by reason of the adjustment required by such event over and above the Warrant Shares issuable upon such exercise before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Paragraph 5(h) hereof.

       (f) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount less than 0.25% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 0.25% of such Exercise Price; provided that, upon the exercise of this Warrant, all adjustments carried forward and not theretofore made up to and including the date of such exercise shall, with respect to this Warrant then exercised, be made to the nearest .001 of a cent.

       (g) Reorganization, Reclassification, Consolidation, Merger, or Sale. If any capital reorganization of the Company, or any reclassification of the Capital Stock, or any consolidation or merger of the Company with or into another corporation or entity, or any sale of all or substantially all the assets of the Company, shall be effected in such a way that the holders of Capital Stock (or any other securities of the Company then issuable upon the exercise of this Warrant) shall be entitled  to  receive  stock  or  other securities or property (including cash) with respect to or in exchange for Capital Stock (or such other securities), then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, and in lieu of the shares of Capital Stock (or such other securities) immediately theretofore purchasable and receivable upon the exercise hereof, such stock or other securities or property (including cash) as may be issuable or payable with respect to or in exchange for a number of outstanding shares of Capital Stock (or such other securities) equal to the number of shares of Capital Stock (or such other securities) immediately theretofore purchasable and receivable upon the exercise of this Warrant, had such reorganization, reclassification, consolidation, merger, or sale not taken place. In any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, the provisions for adjustments of the Exercise Price and of the number of Warrant Shares purchasable upon exercise hereof) shall thereafter be applicable, as nearly as reasonably may be, in relation to the stock or other securities or property thereafter deliverable upon the exercise hereof (including an immediate adjustment of the Exercise Price if by reason of or in connection with such consolidation, merger, or sale any securities are issued or event occurs which would, under the terms hereof, require an adjustment of the Exercise Price). In the event of a consolidation or merger of the Company with or into another corporation or entity as a result of which a greater or lesser number of shares of common stock of the surviving corporation or entity are issuable to holders of Capital Stock in respect of the number of shares of Capital Stock outstanding immediately prior to such consolidation or merger, then the Exercise Price in effect immediately prior to such consolidation or merger shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Capital Stock. The Company shall not effect any such consolidation, merger, or sale unless prior to or simultaneously with the consummation thereof the successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets and any other corporation or entity the shares of stock or other securities or property of which are receivable thereupon by the holder of this Warrant shall expressly assume, by written instrument executed and delivered (and satisfactory in form and substance) to the holder of this Warrant, (I) the obligation to deliver to such holder such stock or other securities or property as, in accordance with the foregoing provisions, such holder may be entitled to purchase and (ii) all other obligations of the Company hereunder.

       (h) No Fractional Shares. No fractional shares of Capital Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in United States dollars in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the current market value of a share of Capital Stock, which current market value shall be the last reported sale price (determined as provided in Paragraph 5(d) hereof) on the Trading Day immediately preceding the date of the exercise.

       (i) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then and in each such case the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

       (j)  Other Notices.  In case at any time:

                       (i) the Company shall declare any dividend upon the Capital Stock payable in shares of stock of any class or make any other distribution (including dividends or distributions payable in cash) to the holders of the Capital Stock;

                      (ii) the Company shall offer for subscription pro rata to the holders of the Capital Stock any additional shares of stock of any class or other rights;

                     (iii) t h ere shall be any capital reorganization of the Company, or reclassification of the Capital Stock, or consolidation or merger of the Company with or into, or share exchange by the holders of the Capital Stock with, or sale of all or substantially all the assets of the Company to, another corporation or entity or any other person; or

                      (iv)    there    shall   be   a   voluntary   or
                    involuntary     dissolution,    liquidation,    or
                    winding-up of the Company;

          then, in each such case, the Company shall give to the holder of this Warrant (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Capital Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Capital Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation, or winding-up and
          (b) in the case of any such reorganization, reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation, or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Capital Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Capital Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 20 days prior to the record date or the date on which the Company's books are closed in respect thereto.

              (k) Certain Events. If any event occurs as to which, in the good faith judgment of the Board of Directors of the Company, the other provisions of this Paragraph 5 are not strictly applicable or if strictly applicable would not fairly protect the exercise rights of the holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company and the holder of this Warrant shall, at the Company's expense, appoint a mutually agreed firm of independent public accountants of recognized United States national standing which shall give their opinion upon the adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the holder of this Warrant. Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described therein; provided, that no such adjustment shall have the effect of increasing the Exercise Price as otherwise determined pursuant to this Paragraph 5.

              6.   Registration Rights.

              (a) Right to Participate in Registrations. If at any time the Company proposes to register shares of its Capital Stock (as defined in Paragraph 5 hereof) under the Securities Act on Form S-1, S-2, or S-3 (or any form which replaces or is substantially similar to such form), the Company shall each such time give notice of such proposed registration to the holder of this Warrant, if this Warrant has not yet expired, and to all holders of Warrant Shares. Subject to the terms and provisions of this Paragraph 6(a), upon the request of any such holder made within 20 days after the receipt of such notice by such holder, the Company shall cause all Warrant Shares that have been acquired by such holder pursuant to the exercise of this Warrant, all Warrant Shares that will be acquired by such holder pursuant to the exercise of this Warrant not later than the day prior to the effectiveness of the registration statement under the Securities Act, and any other shares of Capital Stock held by such holder, which shares such holder shall have requested to be included in the proposed registration (the "Registrable Shares"), to be included as "piggy-back" shares in such registration (the "Piggyback Registration") to the extent requisite to permit the sale or other disposition by such holder of such Registrable Shares. In the event the offering to be conducted pursuant to the proposed registration is to be an underwritten public offering, the registration rights provided in this Paragraph 6(a) shall be subject to the approval of the managing underwriter or underwriters of such offering, who shall determine the number of Registrable Shares, if any, that may be included in such registration without adversely affecting such offering; provided, however, any such reduction by the underwriter or underwriters in the number of shares of Capital Stock included in such offering shall be applied and borne pro rata among all participants in such offering other than the Company.

              (b) Registration Procedures. If and whenever the Company is required by the provisions of Paragraph 6(a) to cause Registrable Shares to be included in the registration of securities of the Company under the Securities Act, the Company will, as expeditiously as possible:

                   (A) prepare and file with the United States Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") covering such Registrable Shares and use its best efforts to cause the Registration Statement to become effective and to remain effective for so long as may reasonably be necessary to complete the sale or other disposition of such Registrable Shares, provided that the Company shall not in any event be required to use its best efforts to maintain the effectiveness of the Registration Statement for a period in excess of 180 days;

                   (B) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus contained therein as may be necessary to keep the Registration Statement effective, and comply with the provisions of the Securities Act, with respect to the sale or other disposition of such Registrable Shares;

                   (C) furnish to each holder of such Registrable Shares such numbers of copies of the Registration Statement, the prospectus contained therein (including each preliminary prospectus), and each amendment and supplement to the Registration Statement and such prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such holder may reasonably request in order to facilitate the sale or other disposition of such Registrable Shares;

                   (D) use reasonable efforts to register or qualify such Registrable Shares for sale under the securities or blue sky laws of such jurisdictions as the holders thereof may request, and do any and all other acts and things that may be necessary under such securities or blue sky laws to enable the holders of such Registrable Shares to consummate the sale or other disposition of such Registrable Shares in such jurisdictions, provided that the Company shall not in any event be required to keep any such registration or qualification in effect after the expiration of the period during which the Company maintains the effectiveness of the Registration Statement and shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to subject itself to taxation in any such jurisdiction; and

                   (E) before filing the Registration Statement, any prospectus to be used in connection with the offering to be conducted pursuant to such registration, or any amendments or supplements to the Registration Statement or such prospectus with the Commission, furnish counsel to the holders of such Registrable Shares with copies of all such documents proposed to be filed, which shall be subject to the reasonable approval of such counsel.

              (c) Required Information. The Company shall not be required to include any Registrable Shares in a proposed registration of its securities under the Securities Act unless and until (I) the holder of such Registrable Shares furnishes to the Company such information regarding such holder and such Registrable Shares and the intended method of disposition of such Registrable Shares as the Company shall reasonably request in order to satisfy the requirements applicable to such registration, and (ii) in the event of a Piggyback Registration that is part of an underwritten public offering, such holder agrees to the terms of the underwriting agreed to between the Company and the underwriter or underwriters of such offering and executes all documents reasonably required to effect such offering.

              (d) Expenses of Registration. In the event of the inclusion pursuant to Paragraph 6(a) of Registrable Shares in a Piggyback Registration by the Company, each holder of such Registrable Shares shall pay any brokerage and underwriting discounts and commissions payable in respect of Registrable Shares sold on such holder's behalf and all fees and expenses of any attorneys and accountants employed by such holder, and the Company shall pay any and all other fees and expenses of any nature whatsoever incurred in connection with such Piggyback Registration.

              (e) Indemnification. In connection with any registration of Registrable Shares pursuant to the provisions of this Paragraph 6, the Company shall indemnify and hold harmless the holder of such Registrable Shares to the extent that companies generally indemnify and hold harmless underwriters in connection with public offerings under the Securities Act, and such holder shall indemnify and hold harmless the Company to the extent that selling shareholders generally indemnify and hold harmless issuers of securities in connection with public offerings under the Securities Act with respect to the written information provided by such holder for use by the Company in the preparation of the Registration Statement.

              7. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

              8. Availability of Information. The Company will cooperate with the holder of this Warrant and each holder of any Warrant Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by any governmental authority, including the Commission, as a condition to (I) the sale or transfer of this Warrant or any Warrant Shares or (ii) the availability of an exemption from the Securities Act for the sale or transfer of this Warrant or any Warrant Shares. The Company will deliver to the holder of this Warrant, promptly upon their becoming available, copies of all financial statements, reports, notices, and proxy statements sent or made available generally by the Company to its shareholders, and copies of all regular and periodic reports, if any, and all registration statements and prospectuses, if any, filed by the Company with any securities exchange or governmental authority, including the Commission.

              9. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

              10.  Transfer, Exchange, and Replacement of Warrant.

              (a) Transfer of Warrant. The holder of this Warrant may not assign, transfer, pledge, hypothecate or otherwise dispose of this Warrant or any of its rights hereunder without the prior written consent of the Company; provided, however, that (I) the holder hereof may assign or otherwise transfer this Warrant, in whole or in part, to any wholly owned subsidiary or other corporate affiliate of the holder without the consent of the Company and (ii) if the holder hereof merges or consolidates with or into another entity, or transfers or sells all or substantially all of its assets to a third party, the holder may assign this Warrant to the party which is the successor to its business and assets without the consent of the Company. Any permitted transfer of this Warrant, in whole or in part, is registrable at the offices or agency of the Company referred to in Paragraph 10(e) hereof by the holder hereof in person or by such holder's duly authorized attorney , upon surrender of this Warrant properly endorsed. In the event that the holder of this Warrant determines to assign, transfer, pledge, hypothecate or otherwise dispose of this Warrant or any of its rights hereunder, it shall give the Company ten (10) days advance written notice of its intention so to do, identifying the other party or parties to such proposed assignment, transfer, pledge, hypothecation or other disposition and the essential terms thereof. No such assignment, transfer, pledge, hypothecation or other disposition will be effective as to the Company, nor shall the Company be required to honor any such assignment, transfer, pledge, hypothecation or other disposition in the absence of the advance notice for which provision is made herein.

              (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the offices or agency of the Company referred to in Paragraph 10(e) hereof, for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Capital Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

              (c)  Replacement  of  Warrant.    Upon  receipt  of  evidence
          reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

              (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Paragraph 10, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 10.

              (e) Register. The Company shall maintain, at its principal offices in the Republic of Panama, the Republic of Costa Rica, and St. Marys, West Virginia, U.S.A. (or such other office or agency of the Company as may be mutually agreed upon by the Company and the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

              (f) Exercise or Transfer Without Registration. Anything in this Warrant to the contrary notwithstanding, if, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant shall not be registered under the Securities Act and under applicable securities or blue sky laws of any state of the United States, the Company may require, as a condition of allowing such exercise, transfer, or exchange, that (I) the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are reasonably acceptable to the Company, to the effect that such exercise, transfer, or exchange may be made without registration under said Act and under such applicable state securities or blue sky laws and (ii) the holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company. The holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

              11. N o tices. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant or to the holder of shares acquired upon exercise of this Warrant shall be in writing, and shall be personally delivered, sent by overnight delivery service, or sent by facsimile transmission, to such holder at the address shown for such holder on the books of the Company (which address, in the case of the holder of this Warrant, is set forth on the signature page hereof), or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered or sent by overnight delivery service, United States mail, or facsimile transmission, to the office of the Company at P.O. Box 730, St. Marys, West Virginia, U.S.A. 26170, Fax no. (506) 671-1338, Attention: President, or at such other address as shall have been furnished to the holder of this Warrant or to the holder of shares acquired upon exercise of this Warrant by notice from the Company. Any such notice, request, or other communication sent by facsimile transmission shall be subsequently confirmed by a writing personally delivered or sent by overnight delivery service or United States mail as provided above. All such notices, requests, and other communications shall be deemed to have been given at the time of the receipt by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 11.

              12. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WEST VIRGINIA (WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

              13.  Miscellaneous.

              (a) Amendments. This Warrant and any provision hereof may not be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought.

              (b) Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

              (c) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.

              (d) Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific enforcement of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

              (e) Survival. All representations, covenants, and agreements made by the Company in this Warrant or in any certificate or other instrument delivered to the holder hereof by or on behalf of the Company in connection with the execution and delivery of this Warrant shall be considered to have been relied upon by the holder of this Warrant and shall survive the execution, delivery, and performance of this Warrant regardless of any investigation made by the holder hereof.

              (f) Closing of Books. The Company will at no time close its transfer books against the transfer of this Warrant or any Warrant Shares or in any manner which interferes with the timely exercise of this Warrant.

              (g) Amendments to Terms of Warrant Shares. The Company will not amend the terms of the Warrant Shares as set forth in the articles of incorporation of the Company as in effect on the date of this Warrant, except with the prior written consent of the holder of this Warrant.

              IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer effective as of the 23rd day of November, 1998.


                                       ALOE AND HERBS INTERNATIONAL INC.



                                       By:    \s\ Bernard Tice

                                       Name:  Bernard Tice
                                       Title: President


          Address of Warrantholder:

          CARRINGTON LABORATORIES, INC.
          2001 Walnut Hill Lane
          Irving, Texas  75038
          Telephone:  (214) 518-1300
          Fax:  (214) 518-1020
          Attention:  President

                           FORM OF EXERCISE AGREEMENT


                                        Dated:

          To:

               The undersigned, pursuant to the provisions set forth in the
          within  Warrant,  hereby  agrees to purchase            shares of
          Capital Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash, by wire transfer or by bank check in the amount of U.S.
          $               .  Please issue a certificate or certificates for
          such shares of Capital Stock in the name of and pay any cash for any fractional share to:


                                Name:


                                Signature:
                                Title of Signing Officer or Agent (if any):




         Note: The above signature should correspond exactly with the name on the face of the within Warrant or with the name of the assignee appearing in the assignment form.

    and, if said number of shares of Capital Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.

                             FORM OF ASSIGNMENT

    FOR   VALUE  RECEIVED,  the  undersigned  hereby  sells,  assigns,  and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Capital Stock covered thereby set forth hereinbelow, to:


          Name of Assignee             Address             No. of Shares






    , and hereby irrevocably constitutes and appoints as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


          Dated:


          In the presence of




                                 Name:


                                 Signature:
                                 Title of Signing Officer or Agent (if any):
                                 Address:


         Note: The above signature should correspond exactly with the name on the face of the within Warrant.